Exhibit 10.9

SECOND AMENDMENT TO

SERVICES AGREEMENT

This Second Amendment to Services Agreement (this “Amendment”) among Scinai Immunotherapeutics Ltd., a company incorporated under the laws of the State of Israel (the “Company”), CFO Direct Ltd., a company incorporated under the laws of the State of Israel (the “Contractor”) and Uri Ben Or is entered into on June 23, 2026.

Recitals:

Whereas on June 20, 2007, the parties entered into a Services Agreement (the “Original Services Agreement”); and

Whereas on August 31, 2014, the parties entered into an Addendum to Services Agreement (the “Addendum”, and together with the Original Services Agreement, the “Services Agreement”); and

Whereas the parties wish to make certain amendments to the Services Agreement, as specified in this Amendment, which shall apply between the parties and shall be in effect as a provision in the Services Agreement for all intents and purposes;

NOW, THEREFORE, IT IS AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	This Amendment shall be effective as of April 1, 2026.

2.	Section 2.1 of the Services Agreement is hereby deleted in its entirety and replaced with the following: “In consideration for the Services rendered by Contractor, the Company shall pay the Contractor a monthly retainer in the amount of NIS 40,000 plus VAT (the “Service Fee”).”

3.	Section 2.2 of the Services Agreement is hereby deleted in its entirety, and each of Section 2.3, 2.4, 2.5, 2.6, 2.7 and 2.8 shall be renumbered 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7, respectively.

4.	This Amendment shall constitute an integral part of the Services Agreement.

5.	Except as specifically modified in the abovementioned sections of this Amendment, all other terms and conditions of the Services Agreement (including its Exhibits) shall remain unchanged.

[Signature Page Follows]

IN WITNESS WHEREOF, THE PARTIES HAVE ENTERED INTO THIS AMENDMENT AS OF THE DATE SET FORTH ABOVE.

Scinai Immunotherapeutics Ltd.

By:	/s/ Amir Reichman
Name:	Amir Reichman
Title:	CEO

CFO Direct Ltd.

By:	/s Uri Ben-Or
Name:	Uri Ben-Or
Title:	CEO

/s Uri Ben-Or
Uri Ben Or